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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 29, 2001

                        CHILDTIME LEARNING CENTERS, INC.
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             (Exact name of registrant as specified in its charter)

          Michigan                    0-27656                    38-3261854
-------------------------------   ---------------           --------------------
 (State or Other Jurisdiction       (Commission                 (IRS Employer
       of Incorporation)           File Number)              Identification No.)



38345 West 10 Mile Road, Suite 100, Farmington Hills, Michigan         48335
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        (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code         (248) 476-3200
                                                    ---------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Items 1-4.        Not Applicable.

Item 5.           Other Events.

                  On January 29, 2001, Childtime Learning Centers, Inc. (the "Company"), issued a press release (the "Press Release") announcing the resignations of its chief executive officer and president and of its chief financial officer. The Press Release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 6.           Not Applicable.

Item 7.           Financial Statements and Exhibits.

                  (a)-(b)           Not Applicable.

                  (c)               Exhibits.

                                    99       Press Release issued by Childtime
                                             Learning Centers, Inc., dated
                                             January 29, 2001.


Item 8.           Not Applicable.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHILDTIME LEARNING CENTERS, INC.



                                   By:       /s/ Leonard Tylka
                                      ------------------------------------------
                                        Name:    Leonard Tylka
                                        Title:   Interim Chief Financial Officer

Dated:  January 31, 2001


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                                  EXHIBIT INDEX


Exhibit No.    Description

    99 Press Release issued by Childtime Learning Centers, Inc., dated January 29, 2001.






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